EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Aroga Holding Corp. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 4, 2017

/s/ Grove Bennett
Grove Bennett
Chief Executive Officer
Aroga Holding Corp.

Dated: April 4, 2017

/s/ Rakesh Malhotra
Rakesh Malhotra
Chief Financial Officer
Aroga Holding Corp.

A signed original of this written statement required by Section 906 has been provided to Aroga Holding Corp. and will be retained by Aroga Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.